Financial instruments and risk management	12 Months Ended
Dec. 31, 2019
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

34.    Financial instruments and risk management

Accounting policy

On initial recognition, a financial asset is classified as measured at either amortised cost, fair value through other comprehensive income, or fair value through profit or loss.

The Group initially recognises debt instruments issued and trade and other receivables, on the date these are originated. All other financial assets and financial liabilities are recognised initially when the Group becomes a party to the contractual provisions of the instrument.

The classification of financial assets at initial recognition that are debt instruments depends on the financial asset’s contractual cash flow characteristics and the Group’s business model for managing them. In order for a financial asset to be classified and measured at amortised cost, it needs to give rise to cash flows that are solely payments of principal and interest (SPPI) on the principal amount outstanding. This assessment is performed at an instrument level. Financial assets with cash flows that are not SPPI are classified and measured at fair value through profit or loss, irrespective of the business model.

The Group’s business model for managing financial assets that are debt instruments refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both. Financial assets classified and measured at amortised cost are held within a business model with the objective to hold financial assets in order to collect contractual cash flows.

The Group recognises an allowance for expected credit losses (ECLs) on all debt instruments not held at fair value through profit or loss to the extent applicable. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Group expects to receive, discounted at an approximation of the original effective interest rate.

ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).

For trade and other receivables due in less than 12 months, the Group applies the simplified approach in calculating ECLs, as permitted by IFRS 9. Therefore, the Group does not track changes in credit risk, but instead, recognises a loss allowance based on the financial asset’s lifetime ECL at each reporting date. Impairment losses are recognised through profit or loss.

The Group derecognises a financial asset when the contractual rights to the cash flows in a transaction in which substantially all the risks and rewards of the ownership of the financial asset are transferred. The Group derecognises a financial liability when its contractual obligations are discharged, cancelled or expired. Any interest in such transferred financial asset that is created or retained by the Group is recognised as a separate asset or liability. The particular recognition and measurement methods adopted are disclosed in the individual policy statements associated with each item.

On derecognition of a financial liability, the difference between the carrying amount extinguished and the consideration paid is recognised in profit or loss.

34.1   Accounting classifications and measurement of fair values

The following methods and assumptions were used to estimate the fair value of each class of financial instrument:

•Other receivables and other payables

Due to the approaches applied in calculating the carrying values as described in note 20, the fair values approximate the carrying value.

•Trade and other receivables/payables, and cash and cash equivalents

The carrying amounts approximate fair values due to the short maturity of these instruments for financial instruments measured at amortised cost. The fair value for trade receivables measured at fair value through profit or loss (PGM concentrate sales) are determined based on ruling market prices, volatilities and interest rates.

•Investments and environmental rehabilitation obligation funds

The fair value of publicly traded instruments is based on quoted market values. The environmental rehabilitation obligation funds are stated at fair value based on the nature of the funds’ investments.

•Other investments

The fair values of listed investments are based on the quoted prices available from the relevant stock exchanges. The carrying amounts of other short-term investment products with short maturity dates approximate fair value. The fair values of non-listed investments are determined through valuation techniques that include inputs that are not based on observable market data.

•Borrowings

The fair value of variable interest rate borrowings approximates its carrying amounts as the interest rates charged are considered marked related. However, since there is also fixed interest rate borrowings, fair values are disclosed in note 26.

•Derivative financial instruments

The fair value of derivative financial instruments is estimated based on ruling market prices, volatilities and interest rates, option pricing methodologies based on observable quoted inputs. All derivatives are carried on the statement of financial position at fair value.

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

•Level 1: unadjusted quoted prices in active markets for identical asset or liabilities;

•Level 2: inputs other than quoted prices in level 1 that are observable for the asset or liability, either directly (as prices) or indirectly (derived from prices); and

•Level 3: inputs for the asset or liability that are not based on observable market data (unobservable inputs).

The following table set out the Group’s significant financial instruments measured at fair value by level within the fair value hierarchy:

Figures in million - SA rand
	2019			2018			2017
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3
Financial assets measured at fair value
- Environmental rehabilitation obligation funds	3,578.3	1,023.9	-	3,634.0	364.7	-	3,117.6	374.8	-
- Trade receivables - PGM concentrate sales	-	2,341.6	-	-	5,310.1	-	-	4,512.4	-
- Other investments	414.7	-	184.0	81.5	-	74.5	-	-	-
Financial liabilities measured at fair value
- Derivative financial instrument	-	4,144.9	-	-	408.8	-	-	1,093.5	-
- Rand gold forward sale contracts	-	68.3	-	-	240.8	-	-	-	-

In the normal course of its operations, the Group is exposed to market risks, including commodity price, foreign currency, interest rate, liquidity and credit risk associated with underlying assets, liabilities and anticipated transactions. In order to manage these risks, the Group has developed a comprehensive risk management process to facilitate control and monitoring of these risks.

34.2   Risk management activities

Controlling and managing risk in the Group

Sibanye-Stillwater has policies in areas such as counterparty exposure, hedging practices and prudential limits which have been approved by Sibanye-Stillwater’s Board of Directors (the Board). Management of financial risk is centralised at Sibanye-Stillwater's treasury department (Treasury), which acts as the interface between Sibanye-Stillwater’s Operations and counterparty banks. Treasury manages financial risk in accordance with the policies and procedures established by the Board and executive committee.

The Board has approved dealing limits for money market, foreign exchange and commodity transactions, which Treasury is required to adhere to. Among other restrictions, these limits describe which instruments may be traded and demarcate open position limits for each category as well as indicating counterparty credit-related limits. The dealing exposure and limits are checked and controlled each day and reported to the CFO.

The objective of Treasury is to manage all financial risks arising from the Group’s business activities in order to protect profit and cash flows. Treasury activities of Sibanye-Stillwater and its subsidiaries are guided by the Treasury Policy, the Treasury Framework as well as domestic and international financial market regulations. Treasury activities are currently performed within the Treasury Framework with appropriate resolutions from the Board, which are reviewed and approved annually by the Audit Committee.

The financial risk management objectives of the Group are defined as follows:

•Liquidity risk management: the objective is to ensure that the Group is able to meet its short-term commitments through the effective and efficient management of cash and usage of credit facilities.

•Currency risk management: the objective is to maximise the Group’s profits by minimising currency fluctuations.

•Funding risk management: the objective is to meet funding requirements timeously and at competitive rates by adopting reliable liquidity management procedures.

•Investment risk management: the objective is to achieve optimal returns on surplus funds.

•Interest rate risk management: the objective is to identify opportunities to prudently manage interest rate exposures.

•Counterparty exposure: the objective is to only deal with a limited number of approved counterparts that are of a sound financial standing and who have an official credit rating. The Group is limited to a maximum investment of 2.5% of the financial institutions’ equity, which is dependent on the institutions’ credit rating. The credit rating used is Fitch Ratings’ short-term credit rating for financial institutions.

•Commodity price risk management: commodity risk management takes place within limits and with counterparts as approved in the treasury framework.

Credit risk

Credit risk represents risk that an entity will suffer a financial loss due to the other party of a financial instrument not discharging its obligation.

The Group has reduced its exposure to credit risk by dealing with a limited number of approved counterparties. The Group approves these counterparties according to its risk management policy and ensures that they are of good credit quality.

The carrying value of the financial assets represents the combined maximum credit risk exposure of the Group. Concentration of credit risk on cash and cash equivalents and non-current assets is considered minimal due to the abovementioned investment risk management and counterparty exposure risk management policies.

Liquidity risk

In the ordinary course of business, the Group receives cash proceeds from its operations and is required to fund working capital and capital expenditure requirements. The cash is managed to ensure surplus funds are invested to maximise returns whilst ensuring that capital is safeguarded to the maximum extent possible by investing only with top financial institutions.

Uncommitted borrowing facilities are maintained with several banking counterparties to meet the Group’s normal and contingency funding requirements.

 Working capital and going concern assessment

For the year ended 31 December 2019, the Group realised a profit of R432.8 million (31 December 2018: loss of R2,520.7 million). As at 31 December 2019 the Group’s current assets exceeded its current liabilities by R11,836.9 million (31 December 2018: R562.7 million) and the Group’s total assets exceeded its total liabilities by R31,138.3 million (31 December 2018: R24,724.4 million). During the year ended 31 December 2019 the Group generated net cash from operating activities of R9,464.0 million (31 December 2018: R12,197.2 million).

The Group had available undrawn debt facilities of R5,688 million at 31 December 2019 (2018: R5,987 million) and cash balances of R5,619.0 million (31 December 2018: R2,549.1 million). On 11 November 2019 the R6.0 billion Revolving Credit Facility (“RCF”) was refinanced by a R5.5 billion RCF maturing on 10 November 2022. US$150 million (R2,100 million) of the US$600 million RCF matures in April 2021, with the remainder of the facilities maturing after April 2022.

Sibanye-Stillwater’s leverage ratio, based on the 12 month’s financial results, (net debt to adjusted EBITDA) as at 31 December 2019 was 1.4:1 and its interest coverage ratio (adjusted EBITDA to net finance charges) was 6.5:1 (31 December 2018: 2.5:1 and 4.9:1). However, in terms of the allowed adjustments (annualised Marikana contribution to Group adjusted EBITDA) as per the facility agreements (net debt to adjusted EBITDA) as at 31 December 2019 was 1.25:1 and its interest coverage ratio (adjusted EBITDA to net finance charges) was 12.5:1. Both ratios are within the maximum permitted leverage ratio of at most 3.5:1 through to 31 December 2019, and 2.5:1 thereafter; and minimum required interest coverage ratio of 4.0:1, calculated on a quarterly basis, required under the US$600 million RCF and the R5.5 billion RCF (together the RCFs).

Various events during 2018 and 2019 (2018 safety issues, 2018/2019 gold strike and the SRPM offtake contract change from a purchase of concentrate to a toll processing arrangement) impacted negatively on group earnings and cash flows. Additionally, during 2019, the Group had to manage delays in the approval of the Lonmin acquisition, the take on of inherent uncertainties within the Lonmin business, alongside the now successfully concluded 3 yearly PGM wage negotiations. Liquidity levels were maintained throughout the year to manage this increased uncertainty. The Group issued 108.9 million ordinary shares for R1.7 billion on 15 April 2019 and executed a US$125 million (R1.8 billion) gold prepayment transaction on 11 April 2019, to enhance liquidity and balance sheet flexibility. A few days later, on 17 April 2019, AMCU, one of Sibanye-Stillwater’s labour unions, withdrew its wage demands and ended its five-month strike action at the SA gold operations. In order to accommodate a potential breach in covenant ratios resulting from the impact of the strike at the SA Gold operations and the SRPM contract change, the RCF lenders approved a complete waiver of financial covenant compliance for the quarter ending 31 March 2019; and a leverage ratio of no more than 3.75:1 and an interest coverage ratio of at least 3.5:1 for the quarter ended 30 June 2019. Whilst the Group did not ultimately require these concessions, reporting a maximum leverage ratio of 2.98:1 and a minimum interest coverage ratio of 5.36:1 during 2019, it was deemed prudent to ensure that sufficient headroom was maintained within these financial covenants.

Gold and PGMs are sold in US dollars with most of the South African operating costs incurred in rand, as such the Group’s results and financial condition will be impacted if there is a material change in the rand/US dollar exchange rate. High levels of volatility in commodity prices may also impact on profitability. Due to the nature of deep level mining, industrial and mining accidents may result in operational disruptions such as stoppages which could result in increased production costs as well as financial and regulatory liabilities. Further, Sibanye-Stillwater’s operations may be adversely affected by production stoppages caused by labour unrests, union activity or other factors. The recent lockdown announced in South Africa due to the outbreak of COVID-19 (refer below) will adversely affect the 2020 production outlook for the South African operations. These factors will impact on cash generated or utilised by the Group, as well as adjusted EBITDA and financial covenants.

On 6 March 2020, Anglo American Platinum Limited (Anglo Plats) announced the temporary shutdown of its converter plant and issued a written notification of force majeure (FM) regarding the toll agreement between Anglo Plats and our Rustenburg operation and the purchase of concentrate agreement with our Kroondal and Platinum mile operations. Anglo Plats indicated that its converter plant will be unavailable for at least eight weeks (FM period). Sibanye-Stillwater reached agreement with Anglo Plats (refer note 38.7) regarding the processing of all PGM containing material produced from the Rustenburg and Platinum Mile operations and approximately half of the PGM containing material produced from the Kroondal operation, at our Marikana processing facilities for at least the duration of the FM period. These agreements are expected to largely offset the delayed smelting and refining impact of the FM event on the Sibanye-Stillwater operations, but could, under normal operating circumstances, result in an estimated inventory working capital lockup of up to R2.5 billion in the first half of 2020 that is expected to be released during the second half of 2020.

In addition, on 23 March 2020, the President of the Republic of South Africa announced a nation-wide lockdown for 21 days effective from midnight on 26 March 2020 following the outbreak of COVID-19 in South Africa. Sibanye-Stillwater implemented measures to place its SA Gold and SA PGM operations on care and maintenance, as required under the lockdown regulations. During this initial lockdown period there was no production from our South African operations and the following initiatives were implemented to preserve liquidity at these operations:

•

reduced variable overhead costs due to care and maintenance only, with costs limited to security, water pumping, ventilation, monitoring of infrastructure at shafts and plants and consumables associated with each activity;

•	reduced labour cost from the third week of lockdown onwards; and
•	force majeure announce to contractors not involved in the care and maintenance activity.

On 9 April 2020 the South African President announced that the lockdown period is extended for an additional 14 days. On 16 April 2020 a notice was published by the South African government which amended certain regulations previously issued in terms of Section 27(2) of the Disaster Management Act, 2002. These amendments, amongst others, allowed for South African mining operations to be conducted at a reduced capacity of not more than 50% during the period of lockdown, and thereafter at increasing capacity as determined by directives to be issued by the Minister of Mineral Resources and Energy. From 17 April 2020, management was in the process of implementing its strategy to mobilise the required employee complement and safely ramp up the South African operations to the initial 50% production capacity. This strategy includes:

•	communications to employees and unions regarding the operational plan to ramp up production;
•	start-up preparations that include opening of services, ensuring appropriate ventilation, starting of belts, flushing of water pipes and consolidating impact of shutdown; and
•	medical screening and training of employees to ensure a safe return to production.

In order to further proactively manage the COVID-19 threat at our US PGM operations and comply with the added requirements of local health authorities, a decision was made to reduce the number of people at our US sites, whilst maintaining production from current operations. Specific actions taken include:

•	demobilising contractors involved in growth capital activities;
•	facilitating remote work for personnel that are not required on site; and
•	prohibiting face-to-face contact with external parties and restricting site access to employees.

The Blitz project accounts for the majority of contract workers at the US PGM operations and these decisions are likely to temporarily impact growth from Blitz in 2020 and delay the project’s development schedule.

Management modeled various scenarios to determine the impact on the liquidity requirements of the Group of the Anglo Plats FM event, the extended lockdown in South Africa and the impact of COVID-19 limitations at the US PGM operations.

Management considered various scenarios that included the operational limitations in the United States as noted above, combined with:

•	42 day lockdown of mining operations in South Africa before returning to full mining activity;
•	21 day lockdown in South Africa, with the resumption of only Surface Operations for three months, before returning to full mining activity;
•	21 day lockdown in South Africa, with a resumption of operations with social distancing measures across all operations for three months before returning to full mining activity; and
•	three month lockdown across all SA operations, alongside further reduced production output from the US operations before returning to full mining activity.

The scenario analysis included the following additional assumptions:

•	average commodity prices for the remainder of the year: Gold ($1,600/oz), Palladium ($2,000/oz), Platinum ($750/oz) and Rhodium ($7,500/oz);
•	average rand/ US dollar exchange rate for the remainder of the year: R18:US$1;
•	production at SA operations modelled for a delayed ramp up to full production over two months subsequent to the lockdown period, based on experience from previous mine shut downs; and
•	available liquidity at 31 March 2020 of R16.5 billion consisting of R0.2 billion committed undrawn debt, R1.7 billion of available uncommitted overnight facilities and R14.6 billion cash on hand.

While each of the scenarios result in a net utilisation of available liquidity, none of the scenarios result in an overall depletion of available liquidity. In each of the scenarios the Group expects to continue to meet its debt covenant requirements and remain liquid and solvent for at least a twelve month period after the date of approving these financial statements.

The Group has demonstrated its ability to proactively manage liquidity risk through various initiatives implemented during 2019. Improved geographical and commodity diversification, along with improved commodity prices, and increased operational scale should enable management to mitigate the impact of COVID-19, positioning the Group for a return to its targeted leverage ratio of 1:1. However, there are a number of uncertainties associated with COVID-19 that could have an adverse impact on the Group and its ability to comply with debt covenants and meet liquidity requirements. These uncertainties could include:

•	turmoil in the world economy and the possible adverse impact over the short to medium term on the demand for PGMs and gold, commodity prices and rand/ US dollar exchange rates;
•	possible further extension of the lockdown periods and/or delay in ramping up South African operations with an impact on production beyond the modeled scenarios described above;
•	potential lockdown at the US PGM operations overlapping significantly with the lockdown at the South African operations;
•	extended lockdown and delayed return to normal production by our suppliers and customers and the economies in which they operate;
•	health and wellbeing of our employees after the extended lockdown; and
•	financial market disruption and limited access to funding opportunities.

The adverse impact of the above uncertainties or a combination thereof could further deteriorate the Group’s forecasted liquidity position and may require the Group to further increase operational flexibility by adjusting mine plans, reducing capital expenditure and/or selling assets. The Group may also, if necessary, be required to consider options to increase funding flexibility which may include, amongst others, additional loan facilities or debt capital market issuances, streaming facilities, prepayment facilities or, in the event that other options are not deemed preferable or achievable by the Board, an equity capital raise. The Group could also, with lender approval, request covenant amendments or restructure facilities. During past adversity management has successfully implemented similar actions. However, the impact of COVID-19 on the global economy is unprecedented and unclear, and implementation of these actions could be challenging during the depressed economic environment caused by COVID-19.

While management acknowledge that there are uncertainties in modelling the different scenarios attributable to the COVID-19 pandemic, management remain confident that the Group’s liquidity needs can be satisfied under any of the probable scenarios. The consolidated financial statements for the year ended 31 December 2019, therefore, have been prepared on a going concern basis.

Market risk

The Group is exposed to market risks, including foreign currency, commodity price and interest rate risk associated with underlying assets, liabilities and anticipated transactions. Following periodic evaluation of these exposures, the Group may enter into derivative financial instruments to manage some of these exposures.

The effects of reasonable possible changes of relevant risk variables on profit or loss or shareholders’ equity are determined by relating the reasonable possible change in the risk variable to the balance of financial instruments at period end date.

The amounts generated from the sensitivity analyses are forward-looking estimates of market risks assuming certain adverse or favourable market conditions occur. Actual results in the future may differ materially from those projected results and therefore should not be considered a projection of likely future events and gains/losses.

Foreign currency risk

Sibanye-Stillwater’s operations are all located in South Africa except for Stillwater and Mimosa, which are located in the US and Zimbabwe, respectively, and its revenues are sensitive to changes in the US dollar gold and PGM price and the rand/US dollar exchange rate (the exchange rate). Depreciation of the rand against the US dollar results in Sibanye-Stillwater’s revenues and operating margin increasing. Conversely, should the rand appreciate against the US dollar, revenues and operating margins would decrease. The impact on profitability of any change in the exchange rate can be substantial. Furthermore, the exchange rates obtained when converting US dollars to rand are set by foreign exchange markets over which Sibanye-Stillwater has no control. The relationship between currencies and commodities, which includes the gold price, is complex and changes in exchange rates can influence commodity prices and vice versa.

In the ordinary course of business, the Group enters into transactions, such as gold sales and PGM sales, denominated in foreign currencies, primarily US dollar. Although this exposes the Group to transaction and translation exposure from fluctuations in foreign currency exchange rates, the Group does not generally hedge this exposure, although it could be considered for significant expenditures based in foreign currency or those items which have long lead times to produce or deliver. Also, the Group on occasion undertakes currency hedging to take advantage of favourable short-term fluctuations in exchange rates when management believes exchange rates are at unsustainably high levels.

Currency risk also exists on account of financial instruments being denominated in a currency that is not the functional currency and being of a monetary nature. This includes but is not limited to US$600 million RCF (refer note 26.1), US$ Convertible Bond (refer note 26.5), Burnstone Debt (refer note 26.7) and Franco-Nevada liability.

For additional disclosures, refer notes 3 and 26.

Foreign currency economic hedging experience

During 2019 a small number of intra month (i.e. up to 21 days) forward exchange rate contracts were executed to hedge a known currency inflow. During 2018 no forward exchange rate contracts were concluded. During May 2017, the Group entered into a forward exchange contract to acquire US$779.1 million at R13.23/US$ on 15 June 2017 with the proceeds of the rights offer (refer to note 22) to partially repay the Stillwater Bridge facility (refer to note 24.8). The exchange rate on 15 June 2017 was R12.89/US$ and the Group recognised a loss on financial instruments of R283.2 million.

As at 31 December 2019, 31 December 2017 and the date of this report Sibanye-Stillwater had no outstanding foreign currency contract positions. As at 31 December 2018, Sibanye-Stillwater had a foreign currency contract position of  US$12.1 million at a weighted average rate of R14.11/US$.

Commodity price risk

The market price of commodities has a significant effect on the results of operations of the Group and the ability of the Group to pay dividends and undertake capital expenditures. The gold and PGM basket prices have historically fluctuated widely and are affected by numerous industry factors over which the Group does not have any control. The aggregate effect of these factors on the gold and PGM basket prices, all of which are beyond the control of the Group, is impossible for the Group to predict.

Commodity price hedging policy

As a general rule, the Group does not enter into forward sales, derivatives or other hedging arrangements to establish a price in advance for future gold and PGM production. Commodity hedging could, however, be considered in future under one or more of the following circumstances: to protect cash flows at times of significant capital expenditure; financing projects or to safeguard the viability of higher cost operations.

To the extent that it enters into commodity hedging arrangements, the Group seeks to use different counterparty banks consisting of local and international banks to spread risk. None of the counterparties is affiliated with, or related to parties of the Group.

Commodity price hedging experience

At 31 December 2019, Sibanye-Stillwater had the following gold commodity price hedges outstanding:

•a total of 88,415oz at an average floor price of R19,222/oz (R618,001/kg) and capped price of R21,218/oz (R682,174/kg).

Commodity price contract position

As of 31 December 2019, 2018 and 2017, Sibanye-Stillwater had no outstanding commodity forward sale contracts for mined production.

Interest rate risk

The Group’s income and operating cash flows are dependent of changes in market interest rates. The Group’s interest rate risk arises from long-term borrowings.

For additional disclosures, refer to note 26.8.